                                                                                                           EXHIBIT 4

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------------------------------------------
                                  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS,
                                                INCLUDING INDENTURES

       The following instruments of Navistar International Corporation and its principal subsidiary International
Truck and Engine Corporation, and its principal subsidiary Navistar Financial Corporation defining the rights of security holders are incorporated herein by reference.

          4.1  Indenture, dated as of February 4, 1998, by and between Navistar International Corporation and
               Harris Trust and Savings Bank, as Trustee, for 8% Senior Subordinated Notes due 2008 for
               $250,000,000. Filed on Registration No.333-47063 as Exhibit 4.3.

          4.2  $100,000,000 Revolving Credit Agreement dated as of July 9, 1999, as amended by Amendment No. 7 dated as of April 25, 2001, among Arrendadora Financiera Navistar, S.A. de C.V., Servicios
               Financieros Navistar, S.A. de C.V. and Navistar Comercial, S.A. de C.V. and Banco Nacional de
               Mexico, S.A.de C.V. The Registrant agrees to furnish to the Commission upon request a copy of such agreement which it has elected not to file under the provisions of Regulation 601(b)(4)(iii).

          4.3  Credit Agreement for $820,000,000 Revolving Credit and Competitive Advance Facility dated as of
               December 8, 2000, between Navistar Financial Corporation, Arrendadora Financiera Navistar, S.A. de
               C.V., Servicios Financieros Navistar, S.A. de C.V. and Navistar Comercial, S.A. de C.V., as
               borrowers, lenders party hereto, The Chase Manhattan Bank as Administrative Agent, Bank of America
               as Syndication Agent and Bank of Nova Scotia as Documentation Agent.  Filed as Exhibit 10.05 to
               Navistar Financial Corporation's Form 10-Q dated March 15, 2001.  Commission File No. 1-4146-1.

          4.4  Guarantee, dated as of December 8, 2000, made by Navistar International Corporation, in favor of
               The Chase Manhattan Bank, as Administrative Agent, for the lenders parties to the Credit Agreement, dated as of December 8, 2000, among Navistar Financial Corporation and Arrendadora Financiera
               Navistar, S.A. de C.V., Servicios Financieros Navistar, S.A. de C.V. and Navistar Comercial, S.A.
               de C.V., the Lenders, Bank of America,  N.A., as syndication agent, The Bank of Nova Scotia, as documentation agent, and the  Administrative Agent.  Filed as Exhibit 10.07 to Navistar Financial
               Corporation's Form 10-Q dated March 15, 2001.  Commission File No. 1-4146-1.

          4.5  Indenture, dated as of May 31, 2001, by and between Navistar International Corporation,
               International Truck and Engine Corporation and BNY Midwest Trust Company, as Trustee, for 9 3/8%
               Senior Notes due 2006 for $400,000,000.  Filed on Registration No. 333-64626 as Exhibit 4.3.

          4.6  First Supplement to Indenture, dated as of May 31, 2001, by and between Navistar International
               Corporation, International Truck and Engine Corporation and BNY Midwest Trust Company, as Trustee,
               for 8% Senior Subordinated Notes due 2008 for $250,000,000.  Filed on Registration No. 333-64626 as
               Exhibit 4.2.

                                                        E-3
                                                                                              EXHIBIT 4  (continued)

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------------------------------------------
                                  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS,
                                                INCLUDING INDENTURES

          4.7  Note Purchase  Agreement, dated as of June 15, 2001, as amended by Amendment dated August 16, 2001, between International Truck and Engine Corporation and the State of Wisconsin Investment Board for
               9.95% Senior Notes due 2011 for $19,000,000. The Registrant agrees to furnish to the Commission upon request a copy of such agreement, which it has elected not to file under the provisions of
               Regulation 601(b)(4)(iii).

          4.8  $250,000,000 Mexican Peso Credit Agreement dated as of July 25, 2001, as amended by Amendment No. 2 dated as of August  21, 2002, by and  between  Servicios Financieros Navistar, S.A. de C.V.,
               Arrendadora Financiera Navistar, S.A. de C.V., Navistar Comercial, S.A. de C.V. and Banco Nacional
               de Obras y Servicios Publicos, S.N.C.  The Registrant agrees to furnish to the Commission upon request a copy of such agreement which it has elected not to file under the provisions of Regulation
               601(b)(4)(iii).

          4.9  First Supplement to Indenture, dated as of August 22, 2001, by and between Navistar International
               Corporation, International Truck and Engine Corporation and BNY Midwest Trust Company, as Trustee,
               for 9 3/8% Senior Notes due 2006 for  $400,000,000.  Filed as Exhibit 4.19 to Annual Report on Form
               10-K dated December 18, 2001.  Commission File No. 1-9618.

         4.10  Second Supplement to Indenture, dated as of August 22, 2001, by and between Navistar International
               Corporation, International Truck and Engine Corporation and BNY Midwest Trust Company, as Trustee,
               for 8% Senior Subordinated Notes due 2008 for $250,000,000.  Filed as Exhibit 4.20 to Annual Report
               on Form 10-K dated December 18, 2001.  Commission File No. 1-9618.

         4.11  $30,000,000 Revolving Credit Agreement dated as of October 25, 2001, as amended by Amendment No. 2 dated as of August 29, 2002, among Arrendadora Financiera Navistar, S.A. de C.V. and Servicios
               Financieros Navistar, S.A. de C.V. and Export Development Canada. The Registrant agrees to furnish to the Commission upon request a copy of such agreement which it has elected not to file under the provisions of Regulation 601(b)(4)(iii).

         4.12  $500,000,000 Mexican Peso Medium Term Promissory Notes Program issued November 22, 2001, by
               Servicios Financieros Navistar, S.A. de C.V. and placed in the market by the intermediate underwriter Casa de Bolsa Citibank, S.A. de C.V.  The Registrant agrees to furnish to the Commission upon request a copy of such agreement which it has elected not to file under the provisions of
               Regulation 601(b)(4)(iii).

         4.13  $200,000,000 Mexican Peso Revolving Credit Agreement dated as of November 27, 2001, as amended by
               Amendment No. 3 dated as of January  31, 2003, and renewed on this same date, among Arrendadora
               Financiera Navistar, S.A. de C.V. and Servicios Financieros Navistar, S.A. de C.V. and Comerica Bank
               Mexico, S.A.  The  Registrant agrees to furnish to the Commission upon request a copy of such agreement which it has elected not to file under the provisions of Regulation 601(b)(4)(iii).

                                                        E-4

                                                                                              EXHIBIT 4  (continued)

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------------------------------------------
                                  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS,
                                                INCLUDING INDENTURES

         4.14  $120,000,000 Mexican Peso Revolving Credit Agreement dated as of February 27, 2002, among
               Arrendadora Financiera Navistar, S.A. de C.V., as borrower, and Nacional Financiera, S.N.C., as lender.  The Registrant agrees to furnish to the Commission upon request a copy of such agreement which it has elected not to file under the provisions of Regulation 601(b)(4)(iii).

         4.15  $120,000,000 Mexican Peso Revolving Credit Agreement dated as of February 27, 2002, among Servicios
               Financieros Navistar, S.A. de C.V., as borrower, and Nacional Financiera, S.N.C., as lender.  The
               Registrant agrees to furnish to the Commission upon request a copy of such agreement which it has elected not to file under the provisions of Regulation 601(b)(4)(iii).

         4.16  Navistar International Corporation Restated Stock Certificate filed as Exhibit 4.20 to Form 10-Q dated March 11, 2002.  Commission File No. 1-9618.

         4.17  Indenture, dated as of March 25, 2002, by and among Navistar Financial Corporation, Navistar
               International Corporation and BNY Midwest Trust Company, as Trustee, for Navistar Financial
               Corporation's 4.75% Subordinated Exchangeable Notes due 2009 for $220,000,000.  Filed as Exhibit 4.1
               to Form S-3 dated May 7, 2002.  Registration No. 333-87716.

         4.18  Registration Rights Agreement, dated as of March 25, 2002, by and among Navistar Financial
               Corporation, Navistar International Corporation, Salomon Smith Barney, Inc. and Banc of America
               Securities, LLC.  Filed as Exhibit 4.2 to Form S-3 dated May 7, 2002.  Registration No. 333-87716.

         4.19  $141,000,000 Mexican Peso Revolving Credit Agreement dated as of May 6, 2003, among Servicios
               Financieros Navistar, S.A. de C.V. and Arrendadora Financiera Navistar, S.A. de C.V., as borrowers and Ixe Banco, S.A., as lender.  The Registrant agrees to furnish to the Commission upon request a copy of such agreement  which it has elected not to file under the provisions of Regulation 601 (b)(4)(iii).

         4.20  $10,000,000 Revolving Credit Agreement dated as of May 31, 2002, among Servicios Financieros
               Navistar, S.A. de C.V. and Arrendadora Financiera Navistar, S.A. de C.V., as borrowers and Banco
               Internacional, S.A., as lender.  The Registrant agrees to furnish to the Commission upon request a copy of such agreement which it has elected not to file under the provisions of Regulation 601 (b)(4)(iii).

                                                        E-5

                                                                                              EXHIBIT 4  (continued)

                                         NAVISTAR INTERNATIONAL CORPORATION
                                           AND CONSOLIDATED SUBSIDIARIES
              ----------------------------------------------------------------------------------------
                                  INSTRUMENTS DEFINING RIGHTS OF SECURITY HOLDERS,
                                                INCLUDING INDENTURES

         4.21  $50,000,000 Mexican Peso Revolving Credit Agreement dated as of June 24, 2002, between Servicios
               Financieros Navistar, S.A. de C.V., as borrower and Banco Invex, S.A., as lender.  The  Registrant agrees to furnish to the Commission upon request a copy of such agreement which it has elected not to file under the provisions of Regulation 601 (b)(4)(iii).

         4.22  $200,000,000  Mexican Peso Revolving  Credit Agreement dated as of October 16, 2002, among Servicios
               Financieros Navistar, S.A. de C.V. and Arrendadora Financiera Navistar, S.A. de C.V., as borrowers and Scotiabank Inverlat, S.A., as lender.  The Registrant  agrees to furnish to the Commission upon request a copy of such agreement which it has elected not to file under the provisions of Regulation
               601 (b)(4)(iii).

         4.23  Registration Rights Agreement, dated as of November 8, 2002, by and between Navistar International
               Corporation and the Investors party thereto.  Filed as Exhibit 4.3 to Form S-3 dated December 6,
               2002.  Registration No. 333-101684.

         4.24  Indenture, dated as of December 16, 2002, by and among Navistar International Corporation,
               International Truck and Engine Corporation and BNY Midwest Trust Company, as Trustee, for Navistar
               International Corporation's 2.50% Senior Convertible Notes due 2007 for $190,000,000.  Filed as
               Exhibit 4.3 to Form S-3 dated February 25, 2003.  Registration No. 333-103437.

         4.25  Registration Rights Agreement, dated as of December 16, 2002, by and between Navistar International
               Corporation and Credit Suisse First Boston Corporation.  Filed as Exhibit 4.2 to Form S-3 dated
               February 25, 2003.  Registration No. 333-103437.

     Instruments defining the rights of holders of other unregistered long-term  debt of Navistar and its subsidiaries have been omitted from this exhibit index because the amount of debt authorized under any such instrument does not exceed 10% of the total assets of the Registrant and its consolidated subsidiaries.  The
Registrant agrees to furnish a copy of any such instrument to the Commission upon request.

                                                        E-6